January 2017 Corporate Presentation

Safe Harbor / Disclaimer Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the development of its pipeline, the company's expectations about receiving payments from Spark Therapeutics, Inc. under the license agreement, the progress of the Phase 1/2 clinical program of SEL-212 including the number of centers in the Phase 2 clinical trial of SEL-212 and the announcement of data, conference presentations, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as gene therapy and oncology, any future development of the company’s discovery programs in peanut allergy and celiac disease, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 10, 2016, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation. 2

Pioneering Precision Immune System Communication for Rare and Serious Diseases Clinical-Stage Company focused on addressing the immunogenicity caused by biologic treatments Lead Program in Phase 2 with initial data expected in the first half of 2017 Upside Potential with immune stimulating programs being developed via non-dilutive funding Proprietary Product Pipeline based on antigen-specific immune modulating technology platform Significant Partnership & Licensing Potential for enzyme therapies, gene therapies, oncology, etc. 3

4

The Experts Agree Immunogenicity is a Serious Challenge to Biologic Therapy Development

IMMUNOGENICITY'S IMPACT

COMPROMISED EFFICACY
Anti-drug antibody (ADA) formation neutralizes therapeutic benefits

SAFETY RISK
Hypersensitivity reactions can impact patients

UNPREDICTABLE RESPONSE
Changed PK/PD through drug-ADA interaction

"For the gene therapies today in clinical development that apply AAV-vectors systemically, no repeat dose is possible due to neutralizing *antibodies."*

– **Federico Mingozzi, PhD**
INSERM, France

"Immunological responses are a significant risk in CRIM-negative infantile Pompe disease; thus induction of immune tolerance in the naive setting should *strongly be considered."*

– **Priya Kishnani, MD ea**
Duke University

"Hemophilia A patients with inhibitors to Factor VIII replacement therapy are the hardest and most expensive patient *group to treat."*

– **David Scott, PhD**
Uniformed Services University

"Clinical trial results point to a direction in targeted cancer therapy, whereby improved clinical responses might occur through combining immunotoxin therapy with *immune modulation."*

– **Raffit Hassan, MD ea**
Uniformed Services University

"Prophylactic immune tolerance induction should be strongly considered in patients who are at risk of developing immune *responses to ERT."*

– **Amy Rosenberg, MD**, *Director of the FDA's Office of Biotechnology Products*

SELECTA Biosciences

R&D Failures Clinical Trial Failures Limited Market Uptake 5 Current patient population Potential patient population for biological drugs Enable new technologies Enhance existing drugs Rescue failed drugs Expand patient use Enable new classes of drugs Our Mission: Unlocking the Full Potential of Biologics SVP Technology Today’s Target Patient Population for Biologic Drugs

IMAGINE IF WE COULD… 1. Effectively treat many more patients with existing biologics 2. Enable a host of new disease treatments for patients with rare and serious conditions 6

The Key: Precise Communication with the Immune System Targeting immune cells Sending precise instructions Implementing the message Eliciting an amplified response Taken up by dendritic cells, which initiate and regulate immune responses Deliver a message of immune tolerance or activation by controlled release of immunomodulator inside the immune cell Activate antigen- specific T cells Induce regulatory T cells to mitigate undesired immune responses 7

8

Mitigating the Formation of Anti-Drug Antibodies by Inducing Regulatory T Cells



SVP-Rapamycin
Biologic drug
Lymph Node
Targeting immune cells
Sending precise instructions
Dendritic cell
Tolerogenic Response to Biologic Drug (Antigen)
Helper T cell
Naïve T cell
Implementing the message
B cell
Regulatory T cell
Prevention of ADAs

Potential to enable new therapies and improve efficacy/safety of existing biologics

SELECTA Biosciences

Platform Designed to be Utilized Broadly 9 IMMUNE TOLERANCE SVP Encapsulated Rapamycin Encapsulating Nanoparticle PLA+PLA-PEG Targeted Immunotoxins AntibodiesViral VectorsEnzymes SVP-Rapamycin’s preclinical, clinical and manufacturing data can be applied across a broad range of product candidates

10 Example of Immune System Education Advate-Specific ADAs Day 0 7 14 21 28 57 81 123 143 187 Advate Advate Advate Advate Advate T im e (D a y s ) A n ti -F V II I a n ti b o d y ( µ g /m l) 0 5 0 1 0 0 1 5 0 2 0 0 0 2 0 4 0 6 0 8 0 ******* Teach + Treat Treat Empty Nanoparticle + Advate or SVP-Rapamycin + Advate SVP Rapamycin Advate SVP-Rapamycin Empty NP Advate Empty NP Antigen specificity A n ti -P h iX 1 7 4 A b ( O D ) E m p ty N P S V P 0 .0 0 .2 0 .4 0 .6 0 .8 1 .0 Antigen-Specific Tolerance Maintained for Over Five Months in Hemophilia A Mice

11

Significant Platform Building Opportunity

CURRENT PROPRIETARY PIPELINE

Therapeutic Enzymes	Gene Therapy	Oncology	Other Biologics
SEL-212 Refractory and chronic tophaceous gout	**Methylmalonic Acidemia (MMA) - Anc80 Vector** **Ornithine Transcarbamylase (OTC) Deficiency – AAV Vector**		

POTENTIAL EXPANSION

(proprietary, collaborations and/or licenses)

Therapeutic Enzymes	Gene Therapy	Oncology	Other Biologics
• Myozyme (Pompe) • IgA Protease • Other ERT	• Additional Anc80 programs • Other gene therapies • Gene editing	• Immunotoxins • Antibody drug conjugates	• Factor VIII • Anti-TNF antibodies • Bispecific antibodies

Proprietary programs accelerate development, increase value, enable expansion

SELECTA Biosciences

Product Candidate Selection Framework Immunogenicity Barrier for target drug/candidate that has underlying potential for efficacy Rare and Serious Disease with a high unmet need Clear Clinical and Regulatory Path based upon the strength of pre-clinical data and established clinical endpoints Ownership of a biologic product/candidate that can be combined with SVP to generate a solid ROI 12

Immune Tolerance Pipeline Indication Description Preclinical Phase 1 Phase 2 Proprietary ADA Mitigation Programs Refractory Gout SVP-Rapamycin co-administered with pegsiticase (SEL-212) Methylmalonic Acidemia (MMA) SVP-Rapamycin co-administered with Anc80 vector Ornithine Transcarbamylase Deficiency (OTC) SVP-Rapamycin co-administered with AAV vector ADA Mitigation Program Collaboration Mesothelioma & Pancreatic Cancer SVP-Rapamycin co-administered with LMB-100 ADA Mitigation Program License Hemophilia A SVP-Rapamycin licensed for FVIII gene therapy 13

Therapeutic Enzymes

Potential to treat many rare and serious diseases with enzyme replacement and microbial enzyme therapies High immunogenicity seen in response to virtually all enzyme replacements for lysosomal storage diseases Most are foreign to the patient’s immune system and can provoke immune responses No alternative/rescue therapies for patients developing ADAs in most cases Enzyme Therapy’s Immunogenicity Challenges ADAs known to negatively impact therapeutic half-life, activity, cellular localization and/or safety 15

16

Developing SEL-212: The First Non-Immunogenic Uricase Enzyme Product Candidate

Ownership

- In-licensed pegsiticase in 2014; combined with SVP-Rapamycin to form SEL-212

Rare and Serious Disease

- ~160,000 adults with severe gout treated by U.S. rheumatologists
- Debilitating flares and joint-damaging arthritis caused by uric acid deposits; risk of renal and cardiovascular disease

Immunogenicity Barrier

- Uricase is highly effective in breaking down uric acid deposits, but is foreign to the human immune system, causing immunogenicity
- Two approved products (Krystexxa and Elitek) cause neutralizing antibodies in ~60% of patients and carry risk for anaphylaxis

Clear Clinical Path

- Krystexxa approved with less than 500 patients dosed from phase 1-3
- Primary endpoint: serum uric acid level reduction – a robust FDA/EMA-approved biomarker endpoint – can be seen rapidly upon dosing, easy to measure, maintenance strongly correlated with low/negative ADA titers
- Adult patient population with rapid enrollment potential

SELECTA Biosciences

No/not diagnosed tophi Severe Gout is a Rare and Serious Disease with Substantial Unmet Needs 8.3 3.1 5.2 4.7 0.5 US Gout Patients Rx Treated Primary Care, Endo, Nephro, Other Rheum* Gout Patient Stocks (million)1 530,000 370,000 Estimated SEL-212 Target Patient Population1 US Gout treated at Rheum Est. SEL-212 patient pool Un- diagnosed or no Rx treatment US Gout Prevalence * Rheumatologists see estimated 10% of treated gout patients (1) Source: IMS, Desk Research, Selecta Rheum interviews, Crystal patient registry (2) Includes an estimated 50,000 patients with chronic refractory gout (3) Source: HK Choi JAMA 2016 Gout Rheumatoid arthritis Gout Hospitalizations and Cost Per Patient Have Surpassed RA Hospitalizations3 Costs per patient $58,003 $55,988 $34,457 $83,101 Gout Rheumatoid Arthritis 2001 2011 160,0002 17

SEL-212 Phase 1/2 Clinical Program Status Phase 1b Phase 1a Phase 2 Patient visits complete Data presented in December 2016 Trial complete Both goals achieved Patient dosing started in October 2016 Objective Demonstrate that SEL 212: Mitigates ADAs Enables prolonged control of uric acid Define effective dose of pegsiticase Demonstrate formation of ADAs Demonstrate safety, tolerability and ability to reduce serum uric acid after multiple doses of SEL-212 Trial Design • n = 63 • Single dose of SEL-212 • Patients with hyperuricemia • n = 22 • Single dose of pegsiticase • Patients with hyperuricemia • n = 36+ • 3 monthly doses of SEL-212; then 2 of pegsiticase alone • Symptomatic gout patients with hyperuricemia 18

Phase 1b Multicenter U.S. Clinical Trial 19 Clinicaltrials.gov NCT02648269 *Excludes exploratory group of 5 patients at 0.03 mg/kg SEL-212 0.5 mg/kg SVP-Rapamycin 0.3 mg/kg SVP-Rapamycin 0.1 mg/kg SVP-Rapamycin 0.03 mg/kg SVP-Rapamycin 0.3 mg/kg SEL-212 0.03 mg/kg SEL-212 Pegsiticase alone 0.15 mg/kg SEL-212 0.1 mg/kg SEL-212 N=5 N=7 N=7 N=7 N=7 N=5 N=5 N=5* N=5+5 Pegsiticase alone (0.4mg/kg) Single ascending dose of SVP-Rapamycin Single ascending dose of SVP-Rapamycin combined with 0.4 mg/kg pegsiticase

20 0 2 4 6 8 1 0 0 2 4 6 8 1 0 0 2 4 6 8 1 0 S e ru m U ric A cid ( m g /d L ) 0 2 4 6 8 1 0 0 2 4 6 8 1 0 Day 0 7 14 21 30 Loss of control over serum uric acid levels by day 14 No effect on serum uric acid levels Dose-dependent reduction in serum uric acid levels 0.03 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0.10 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0.4 mg/ kg Pegsiticase only 0.03, 0.1, 0.3 mg/kg SVP-Rapamycin only 0.30 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase Clinical Activity of SVP-Rapamycin + Pegsiticase 0 2 4 6 8 1 0 0.15 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase N = 5 N = 15 N = 5 N = 10 N = 5 N = 5 Current unaudited data 20

21 0 2 4 6 8 1 0 0 2 4 6 8 1 0 S e ru m U ric A cid ( m g /d L ) 0 2 4 6 8 1 0 0 2 4 6 8 1 0 0.03 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0.10 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0.4 mg/ kg Pegsiticase only 0.03, 0.1, 0.3 mg/kg SVP-Rapamycin only 0.30 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0 2 4 6 8 1 0 0.15 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0 2 4 6 8 1 0 0 7 14 21 30 37 44 51 No emergence of new ADAs* * Patients in the 0.1, 0.15 and 0.3 mg/kg groups with <0.1 mg/dL uric acid levels at day 21 were invited on a voluntary basis to return for additional observations after 30 days. N = 5 N = 15 N = 5 N = 10 N = 5 N = 5 Clinical Activity of SVP-Rapamycin + Pegsiticase Day Current unaudited data 21

Uric acid (mg/dL) ADA (Titer) 108-0010 7 1080 103-0015 6 9720 104-0032 1.9 1080 109-0012 6.3 1080 104-0036 8.8 9720 Day 30 Subject number Day 30 Anti-Uricase Antibody and Serum Uric Acid Levels Uric acid (mg/dL) ADA (Titer) 107-0027 <0.1 Neg 107-0028 <0.1 Neg 104-0050 <0.1 Neg 104-0060 <0.1 120 103-0019 <0.1 Neg Day 30 Subject number Neg = Negative Uric acid (mg/dL) ADA (Titer) 107-0018 <0.1 Neg 107-0021 <0.1 Neg 104-0027 6.1 29160 108-0008 <0.1 120 102-0005 <0.1 Neg 111-0018 <0.1 120 111-0022 8.6 360 111-0028 <0.1 Neg 111-0029 6.4 9720 106-0004 <0.1 Neg Day 30 Subject number Pegsiticase alone 0.1 mg/kg SVP-Rapamycin + Pegsiticase 0.3 mg/kg SVP-Rapamycin + Pegsiticase Uric acid (mg/dL) ADA (Titer) 11-0043 <0.1 Neg 111-0045 <0.1 Neg 104-0091 <0.1 Neg 104-0094 <0.1 Neg 111-0049 2.5 720 Day 30 Subject number0.15 mg/kg SVP-Rapamycin + Pegsiticase SVP-Rapamycin-treated patients negative for anti-uricase IgG were also negative for anti-PEG antibodies Current unaudited data 22

Phase 1a and Phase 1b Safety Overview Current unaudited data • Pegsiticase only - Generally well tolerated at all dose levels • SVP-Rapamycin alone - 17x dose range tested to determine maximum tolerated dose (MTD) - At 0.5 mg/kg, two SAEs (stomatitis) - Known side effect of rapamycin - Resolved without further issue - Set 0.3 mg/kg as MTD • SEL-212 (combination of SVP-Rapamycin and pegsiticase) - Generally well tolerated at clinically active dose levels (0.1, 0.15 and 0.3 mg/kg) - At 0.1 mg/kg there were two SAEs - Patient with grade 2 rash led to classification of SAE due to ER visit; resolved without further issue - Second SAE classified as not related to study drug by medical monitor - No SAEs at 0.15 and 0.3 mg/kg 23

“3 + 2” Dosing Phase 2 Trial Ongoing with Initial Data Expected in 1H17 1 29 57 85 113Days Cohort 1 Cohort 2 Cohort 3 Cohort 4 0.2 mg/kg Pegsiticase 0.2 mg/kg Pegsiticase 0.4 mg/kg Pegsiticase 0.4 mg/kg Pegsiticase 0.05 mg/kg SVP-Rapamycin + 0.2 mg/kg Pegsiticase 0.2 mg/kg Pegsiticase 0.05 mg/kg SVP-Rapamycin + 0.4 mg/kg Pegsiticase 0.4 mg/kg Pegsiticase Enrolling 36+ Patients in up to 15 U.S. Centers Primary Endpoints: Safety and tolerability of multiple doses of SEL-212 and pegsiticase alone Reduction of serum uric acid levels Secondary Endpoints: Reduction in uricase-specific ADAs and pegsiticase-specific ADAs Exploratory Endpoints: Change in tophi volume as measured by DECT imaging Gout flares Additional cohorts to receive higher doses of SVP-Rapamycin followed by pegsiticase alone 24

Gene Therapy

AAV-based gene therapy is maturing but restricted by several types of immunogenicity, limiting application breadth 2. Cellular immune responses associated with loss of transgene expression observed in recently reported hemophilia B trials, limiting maximum tolerated dose 1. Pre-existing antibodies to AAV vector are an exclusion criteria for up to 50% of patients in most trials 3. Re-dosing is not possible due to the formation of ADAs limiting the duration of treatment effect and the number of diseases with viable products Gene Therapy’s Immunogenicity Challenges 26

Mitigating AAV Immunogenicity and Enabling Repeat Dosing in Mice… Serum Factor IX Expression 0 2 0 4 0 6 0 0 5 0 0 0 1 0 0 0 0 1 5 0 0 0 2 0 0 0 0 2 5 0 0 0 D a y s A n ti - A A V 8 A n ti b o d y T it e r Anti-AAV8 Antibody Titer 0 20000 40000 60000 80000 100000 120000 140000 160000 180000 200000 34 41 54 Human F IX ( n g /ml ) Days post injection tNP/tNP NP/tNP SVP-Rapamycin Empty NP 34 41 54 Days H u m an F IX (ng /m l) 0 4000 8000 12000 16000 20000 SVP-Rapamycin Empty Nanoparticle SVP or Empty NP AAV -Luciferase AAV8-Factor IX Day 0 21 54 SVP or Empty NP S V P E m p ty N P -1 0 1 2 3 4 5 C D 8 m R N A L e v e ls (   C t ) CD8 T cell Liver Infiltrates S V P E m p ty N P 0 5 1 0 1 5 2 0 ** A L T a c t iv it y ( m U / m L ) Serum ALT Enzyme Levels Inhibiting Li er Inflammation with First Dose AAV8 SVP or Empty NP 0Day Enabling Repeat Dosing by Preventing ADAs Data generated in collaboration with Dr. Federico Mingozzi 27

28

…and Non-Human Primates


Day 0
Day 30
Day 45
1) Control NP
2) SVP-Rapamycin
3) SVP-Rapamycin
AAV8-GAA
AAV8-human Factor IX

AAV8-Specific ADAs


Neutralizing Antibody Titer
120
100
80
60
40
20
0
Screen
d-12
d3
d15
d45
Control NP
SVP-Rapamycin
SVP-Rapamycin

Day 45 Serum Human Factor IX


Human Factor IX (ng/ml)
900,00
800,00
700,00
600,00
500,00
400,00
300,00
200,00
100,00
0,00
SVP
SVP
Control NP

SELECTA Biosciences

Data generated in collaboration with Dr. Federico Mingozzi

N o d e p le t i o n C D 2 5 d e p le t i o n 0 5 0 0 0 1 0 0 0 0 1 5 0 0 0 2 0 0 0 0 * * a n t i- A A V 8 I g G ( n g / m L ) Depletion of Regulatory T Cells with Anti-CD25 Antibody Restores Anti-AAV8 Antibody Response N o D e p le t i o n C D 2 5 D e p le t i o n 0 11 0 0 4 21 0 0 4 31 0 0 4 41 0 0 4 C D 2 5 + C D 4 S p l e n i c T c e l l s AAV8  Day 0 32 4x1012 vg/kg AAV8 4x1012 vg/kg SVP-Rapamycin + 19 20 21   Anti-CD25 antibody Splenic CD25+ CD4 T cells Anti-AAV8 Antibody Data generated in collaboration with Dr. Federico Mingozzi 29

30

Developing a Repeat Dose Gene Therapy for Ornithine Transcarbamylase (OTC) Deficiency

Ownership

- Proprietary AAV-based gene therapy combined with SVP-Rapamycin

Rare and Serious Disease

- Inborn error of metabolism; largest disease in urea cycle disorders
- No effective treatment today; causes accumulation of toxic ammonia levels in 1 in 15,000-60,000 worldwide[1]
- Onset in early infancy; significantly reduces life expectancy

Immunogenicity Barrier

- Infants require treatment prior to metabolic crisis to avoid CNS effects; retreatment likely needed as patients grow
- Repeat gene therapy dosing impossible due to neutralizing antibodies to viral capsid
- Cellular immune responses to the liver are an additional potential barrier

Clear Clinical Path

- Engineered AAV vector optimized for primates
- Contracted development with Genethon and Intl. Centre for Genetic Engineering and Biotech: animal models, transgene optimization and vector development expertise
- Clinical endpoints: OTC enzyme, ammonia and urea levels

SELECTA Biosciences

1. Source: NIH

31

Developing the Only Known Gene Therapy Candidate for Methylmalonic Acidemia (MMA)

Ownership

- Proprietary Anc80-based gene therapy combined with SVP-Rapamycin

Rare and Serious Disease

- Inborn error of metabolism; largest disease in family of acidemias
- No effective treatment today; causes methylmalonic acid accumulation in 1 in 25,000-48,000 worldwide[1]
- Onset in early infancy; significantly reduces life expectancy

Immunogenicity Barrier

- Infants require treatment prior to metabolic crisis to avoid CNS effects; retreatment likely needed as patients grow
- Repeat gene therapy dosing impossible due to neutralizing antibodies to viral capsid
- Cellular immune responses to the liver are an additional potential barrier

Clear Clinical Path

- Anc80 designed to have limited cross-reactivity with pre-existing AAV antibodies
- Collaboration with NIH and Mass Eye & Ear: Access to validated animal models, gene therapy development expertise and patients
- Clinical endpoints include: Methylmalonyl-CoA mutase and MMA levels

SELECTA Biosciences

1. Source: NIH

License Agreement with Spark Therapeutics 32 • Announced in December 2016 • Provides Spark Therapeutics with exclusive worldwide rights to Selecta's SVP platform technology for up to five gene therapy targets. • Initial focus on combination of SVP with SPK-8011, Spark’s clinical Hemophilia A gene therapy program • Among the largest gene therapy and SMID-cap to SMID-cap biotech deals announced to date • Subject to the terms of the license agreement, Spark agreed to pay to Selecta: – $30 million of cash payments and investments in Selecta equity, of which $15 million has already been paid – Up to $430 million in milestone payments for each target – Mid-single to low-double-digit royalties on worldwide annual net sales of any resulting commercialized gene therapy

Oncology

Biologic therapies required to target tumor cells and mount a strong attack ADA issues common upon initial treatment cycle Several intermittent treatment cycles usually required to halt or reverse tumor growth Clinical trial use of global immunosuppressants may not be sufficiently effective to prevent ADAs Oncology’s Immunogenicity Challenges 34

35

Developing a Highly Potent Recombinant Pseudomonas Immunotoxin Targeting Mesothelin

Ownership

- Collaboration ongoing; now in licensing discussions

Rare and Serious Disease

- All mesotheliomas (~3,000 annual U.S. diagnoses[1]) and pancreatic cancers (~50,000) express mesothelin; high percentage of ovarian, lung, breast cancers
- Certain solid tumors remain hard to treat and have remained evasive to immunotherapy approaches

Benefit from Immunogenicity Removal

- LMB-100 induces neutralizing antibodies upon first dose in almost all patients, limiting dosing to one administration cycle; insufficient to control tumor
- Global immunosuppressants ineffective in vast majority of patients
- SVP allows 3+ treatment cycles in pre-clinical models, restoring LMB-100 benefits

Clear Clinical Path

- LMB-100 and SVP-Rapamycin both in the clinic today in separate trials
- LMB-100 in NCI-sponsored clinical trials of mesothelioma and pancreatic cancer
- Clinical studies combining LMB-100 and SVP-Rapamycin may focus on overall and progression free survival and anti-LMB-100 antibodies

SELECTA Biosciences

1. Source: American Cancer Society

36

Preclinical Data Supports the Benefits of SVP-Rapamycin + LMB-100 Combination Therapy



SVP-Rapamycin + LMB-100

Prevents formation of anti-drug antibodies



Anti-LMB-100 Antibody Titer
Dilution factor
15000
10000
5000
0
LMB-100
LMB-100+SVP
LMB-100
SVP
0
2
4
6
8
week

Restores LMB-100's anti-tumor response



Tumor Growth
Tumor size (mm³)
2500
2000
1500
1000
500
Saline
LMB-100
LMB-100+SVP
-10
-5
0
5
10
15
20
Days since tumor inoculation

SVP alone does not accelerate tumor growth



Tumor Growth
Tumor size (mm³)
1500
1000
500
0
Saline
SVP-Rapamycin
0
10
20
30
Days since tumor inoculation

SELECTA Biosciences

Immune Tolerance Pipeline Indication Description Preclinical Phase 1 Phase 2 Proprietary ADA Mitigation Programs Refractory Gout SVP-Rapamycin co-administered with pegsiticase (SEL-212) Methylmalonic Acidemia (MMA) SVP-Rapamycin co-administered with Anc80 vector Ornithine Transcarbamylase Deficiency (OTC) SVP-Rapamycin co-administered with AAV vector ADA Mitigation Program Collaboration Mesothelioma & Pancreatic Cancer SVP-Rapamycin co-administered with LMB-100 ADA Mitigation Program License Hemophilia A SVP-Rapamycin licensed for FVIII gene therapy 37

Upside Potential With Selecta’s Allergy, Autoimmune and Immune Activation Pipeline Indication Description Preclinical Phase 1 Phase 2 Allergies and Autoimmune Programs Peanut Allergy SVP-adjuvant and SVP-food allergen Celiac Disease SVP-Rapamycin and SVP-gluten Type 1 Diabetes SVP-Rapamycin and SVP-insulin Immune Activation Programs Smoking Cessation & Relapse Prevention SVP-adjuvant and SVP-nicotine (SEL-070) HPV-associated Cancer SVP-adjuvant and SVP-HPV antigen (SEL-701) Malaria SVP-adjuvant and SVP-malaria antigens 38

Q3 Financial Overview For the Quarter Ended (In thousands, except share and per share data) September 30, 2016 September 30, 2015 Grant & Collaboration Revenue $1,048 $1,607 Research & Development Expenses 6,021 5,483 General & Administrative Expenses 2,495 2,195 Net Loss Attributable to Common Stockholders ($7,728) ($7,561) Net Loss Per Basic Share ($0.43) ($3.50) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 18,108,014 2,159,658 As of (In thousands) September 30, 2016 June 30, 2016 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $79,927 $85,271 39

January 2017 SVP Peanut Allergy Program

Safe Harbor / Disclaimer Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the development of its pipeline, the company's expectations about receiving payments from Spark Therapeutics, Inc. under the license agreement, the progress of the Phase 1/2 clinical program of SEL-212 including the number of centers in the Phase 2 clinical trial of SEL-212 and the announcement of data, conference presentations, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as gene therapy and oncology, any future development of the company’s discovery programs in peanut allergy and celiac disease, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 10, 2016, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation. 42

Rationale for Selecta’s Peanut Allergy Program Growing Unmet Need: Prevalence has increased ~4-fold over last 20 years, affecting 1.4% of children in US Potential Life-Threatening Anaphylactic Responses Expansion Opportunities: Potential to address other allergies by combining SVP-Rapamycin with SVP- encapsulated allergens High Unmet Need: No available therapies; only approach today is peanut avoidance 43

44

Treating Allergies with Synthetic Vaccine Particles (SVP) by Inducing Immune Switching

SVP Allergy Program*

- **Immunology of allergies**
  - Th2 effector T cell mediated disease with generation of allergen-specific IgE antibodies that cause mast cell activation
  - Th2 to Th1 switch mechanism promotes the formation of innocuous allergen-specific IgG antibodies while reducing IgE antibodies
- **SVP approach**
  - Robust switch mediated by SVP-R848, which encapsulates potent Th1 polarizing adjuvant R848 (Resiquimod) leading to a strong IgG response while minimizing off-target effects
  - Encapsulated Crude Peanut Extract (SVP-CPE) to elicit an antigen-specific response and shield patient from systemic exposure to peanut allergen
  - Approach could be replicated for other food and air-borne allergies

SVP-Immune Switching Particles SVP-CPE & SVP-R848


SVP-CPE
SVP-R848
Crude Peanut Extract (CPE)
R848

SVP-R848 was generally well tolerated in a phase 1 clinical nicotine vaccine trial for smoking cessation

SELECTA Biosciences

* Based on preclinical data

45 Ara h6 Lane Sample 1 MW standards 2 CPE lot #1 4 CPE lot #2 6 SVP-CPE (lot #1) 8 SVP-CPE (lot #1) 10 SVP-CPE (lot #2) 12 SVP-CPE (lot #2) Ara h1 1 2 3 4 5 6 7 8 9 10 11 12 Ara h2 Ara h3 SVP Encapsulation of Crude Peanut Extract Reproducibly Maintains Representation of Major Allergens CPE #1 CPE #2 SVP-CPE #1 SVP-CPE #2 Major peanut allergen proteins contained in Crude Peanut Extracts (CPE): Ara h1, Ara h2, Ara h3, and Ara h6 45

Therapeutic SVP Treatment Inhibits Systemic Anaphylaxis in Peanut Allergy Models T i m e a f t e r c h a l l e n g e ( m i n ) T e m p e ra tu re (  C ) 0 1 0 2 0 3 0 4 0 5 0 6 0 7 0 8 0 9 0 1 0 0 3 0 3 1 3 2 3 3 3 4 3 5 3 6 3 7 3 8 3 9 CPE challenge of SVP-treated and untreated mice 0 7 40 47 61 82 103 0.5 mg CPE + alum (i.p.) SVP-R848 & SVP-CPE, SVP-R848 or SVP-Empty (s.c.) CPE i.n. Prime Treatment Challenge **** **** **** *** A n a p h y l a c t i c s c o r e S V P -E m p ty S V P -R 8 4 8 S V P -C P E & S V P -R 8 4 8 N o n -a ll e rg ic m ic e 0 1 2 3 Systemic Anaphylaxis 46 Body Temperature Non-allergic mice SVP-CPE & SVP-R848 SVP-R848 SVP-Empty CPE dose: <1µg in SVP-CPE 46

Activity of SVP in a Peanut-Specific Cutaneous Anaphylaxis Model T im e a fte r c h a lle n g e (m in ) E a r th ic k n e s s ; c h a ll e n g e -m o c k ( m m ) 0 2 0 4 0 6 0 8 0 -0 .0 5 0 .0 0 0 .0 5 0 .1 0 0 .1 5 0 .2 0 0 .2 5 * * * * * * * * * * /* * * * * /* * 0 7 40 47 61 82 104 CPE + alum (i.p.) Nanoparticle treatment (s.c.) CPE challenge (i.d) • SVP-CPE & SVP-R848 but not SVP-R848 inhibits peanut-specific cutaneous anaphylaxis and IgE • <1µg of CPE encapsulated in SVP combined with SVP-R848 sufficient for therapeutic efficacy Peanut-specific cutaneous anaphylaxis Correlation of cutaneous anaphylaxis and peanut-specific IgE No treatment SVP-R848 SVP-CPE & SVP-848 No sensitization SVP-CPE & SVP-R848 SVP-R848 Ig E O D m a x (d 1 0 1 ) M a x l o c a l in fl a m m a ti o n ( m m ) 0 1 2 3 4 0 .0 0 .1 0 .2 0 .3 p = 0 .0 0 1 2 I g E O D m a x ( d 1 0 1 ) M a x l o c a l in fl a m m a ti o n ( m m ) 0 1 2 3 4 0 . 0 0 . 1 0 . 2 0 . 3 p = 0 . 8 7 47

SVP-CPE Does Not Induce Anaphylaxis Even at >50x Higher Dose than Required for Efficacy 0 15 30 50 70 90 28 30 32 34 36 38 40 T im e a f te r c h a l le n g e (m in ) T e m p e ra tu re (  C ) * * * * * * * * * * * * * * * * * * * * 0 15 3 5 70 90 32 34 36 38 40 T im e a fte r c h a lle n g e (m in ) * * * * * * * * 15 3 50 70 90 28 30 32 34 36 38 40 T im e a fte r c h a lle n g e (m in ) S a lin e F r e e C P E , 5 0  g S V P -C P E , 5 0  g C h a lle n g e  * * * * * * * * * * * * * CPE-sensitized mice consecutively challenged with free CPE vs. SVP-CPE Day 32 Day 38 Day 47 5 mice/group 0 7 32 38 47 0.5 mg CPE + alum (i.p.) SVP-CPE vs free CPE (s.c.) Prime Challenge CPE SVP-CPEFree CPE • <1µg of CPE encapsulated in SVP was sufficient for therapeutic efficacy in peanut allergy models • To demonstrate the safety of SVP-CPE, a >50 times higher dose of CPE (50µg) was administered • SVP-CPE was safe at 50µg of CPE whereas 50µg of free CPE led to anaphylaxis in sensitized animals 48

A Non-Human Primates (NHP) Model of Allergy: Background Information • Goal to translate findings in rodents to non-human primates (NHP) • No NHP peanut allergy available • However, NHPs that are naturally allergic to Ascaris suum, a parasite, are available. The Ascaris model was used to validate findings of the work done in mice with peanut allergies – Encapsulation of Ascaris (SVP-Ascaris) using the same method as for SVP-CPE – Intranasal challenge with Ascaris results in constriction of nasal passage – Nasal constriction measured by acoustic rhinometry – NHPs have been used by Sanofi to test various therapeutics in multiple allergy studies over many years – After 8-11 weeks, NHPs are expected return to a baseline allergic state (~20-30% of normal rhinometry after i.n. challenge) – Once back at baseline, NHPs are made available for a new treatment cycle 49

Intranasal ascaris challenge followed by acoustic rhinometry. Measurements Days: -14, 63, 77, 98 & 119 Subcutaneous Treatment: (Days 0, 7, 14, & 42) with SVP-R848 or SVP-Ascaris & SVP-R848 D Day: -14 0 7 14 42 49 63 70 77 84 98 105 119 126 Weeks post treatment 1 3 4 5 6 8 9 11 12 Study Design for NHP Model of Ascaris-Mediated Allergic Rhinitis Colony of 12 ascaris-allergic NHPs Latin square design with 4 treatment groups. Each group of NHPs rotated through all treatments in successive cycles (4 cycles) • High dose 60 µg SVP-R848 • High dose 60 µg SVP-R848 + nanoparticle-encapsulated Ascaris extract (SVP-Ascaris) • Low dose 12µg SVP-R848 • Low dose 12 µg SVP-R848 + nanoparticle-encapsulated Ascaris extract (SVP-Ascaris) Repeated Ascaris challenge to assess durability of treatment 50

51

SVP-Treated NHPs Showed Improved Rhinometry Scores at 5 Weeks After Treatment


Minimum Cross-Sectional Area
% of Pre-ascaris challenge Area
100
80
60
40
20
0
BL w3 w5 BL w3 w5 BL w3 w5 BL w3 w5
60 µg SVP-R848
60 µg SVP-R848 + SVP-Ascaris
12 µg SVP-R848
12 µg SVP-R848 + SVP-Ascaris

- Nasal airway constriction in response to intranasal ascaris challenge was measured at baseline (BL)
- NHPs received 4 treatments with nanoparticles and then challenged with ascaris i.n. at 3 weeks (3w) and 5 weeks (5w) after the last treatment

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After 3 Cycles, SVP-Treated NHPs Remained Allergy Free for >8 Months Ascaris extract R848 SVP-R848SVP-Ascaris • In previous studies, NHPs typically returned to baseline levels (~20-30% of pre-ascaris challenge) by 8-11 weeks after treatment • After Cycle 1, majority of NHPs returned to baseline levels • After Cycle 2, NHPs only returned to 50% of pre-ascaris challenge levels at week 14, with considerable variability • After Cycle 3, NHPs are refractory to repeated ascaris challenge, with 90% of normal nasal area measured after i.n.n ascaris challenge at 35 weeks after last treatment Cycle 1 Week 11 Cycle 2 Week 14 Cycle 3 Week 19 Cycle 3 Week 24 Cycle 3 Week 29 Cycle 3 Week 35 Weeks post treatment 52

53

Target Profile and Differentiation of SVP in Peanut Allergies

	Selecta (SVP Immune Switching)	De-sensitization
Product	• Nanoparticle encapsulated with peanut antigen and adjuvant injected s.c. • Active switch from Th2 to Th1 response • Vaccine like prime + boost dosing	• Administration orally or via skin • Passive change in immune response • Daily dosing
Treatable population	• Moderate to severe cases • MoA has potential to reverse disease in all patients of children & adults (active immune modulation)	• Mild to moderate cases • Treatment success rate decreases with age of patients • Children preferred target group
Onset and duration of effect	• Designed for immediate onset after 3-5 s.c. injections • Potential medium to long duration as a result of prolonged switch of immune response	• ~12 months to onset—requiring daily application • Effects wears off after stopping treatment
Safety	• SVP-R848 well tolerated in clinical nicotine vaccine trial for smoking cessation • Short treatment period could lead to better compliance	• Anaphylaxis and patient drop out from some clinical trials observed

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